MORTGAGE NOTE

This Mortgage Note is made on November2, 1998.

      BETWEEN the Borrower(s) OHIO KEY I, INC. and OHIO KEY II, INC., both Florida corporations whose addresses are 100 NORTH ALEXANDER STREET, MT. DORA. FLORIDA 32757

      referred to as "I", AND the Lender, KEYDOCROM, INC., a New Jersey corporation whose addresses 205 MAIN STREET, P.O. BOX 268, CHATHAM, NEW JERSEY 07928 referred to as the Lender".

If more than one Borrower signs this Note, the word 1" shall mean each Borrower named above. The word "Lender" means the original Lender and anyone else who takes this Note by transfer.

       Borrower's Promise to Pay Principal and Interest. In return for a loan that I received, 1 promise to pay $ 4,000,000 (called the "principal"), plus interest to the Lender. Interest, at a yearly race of eight (8) % will be charged on that part of the principal which has not been paid from the date of this Note until all principal has been paid, except that interest during the first six (6) months of the loan shall be at 7 1/2 % per annum.

       Payments. I will pay interest only with monthly payments of $ 25,000.00 on the first day of each month beginning on January 1,1999. I will pay all amounts owed under this Note no later than May 25, 2000. All payments will be made to the Lender at the address shown above or at a different place if required by the Lender. The monthly payment amount will increase to $26,666.67 staring with the payment due July 1, 1999.

       Early Payments. I have the right to make payments at any time before they are due. These early payments will mean that this Note will be paid in less time. However, unless I pay this Note in full, my monthly payments will remain the same.

       Late Charge for Overdue Payments. If the Lender has not received any monthly payment within ten (10) days after the due date, I will pay the Lender a late charge of five (5%) % of the monthly payment. This payment will be made along with the late monthly payment.

       Mortgage to Secure Payment. The Lender has been given a second mortgage dated 1998 to protect the Lender if the promises made in this Note are not kept. I agree to keep all promises made in the Mortgage covering property I own located at 3499 BRUNSWICK PINE (US Route 1, South) in the TOWNSHIP of WEST WINDSOR in the County of MERGER and State of New Jersey. All of the terms of the Mortgage are made a part of this Note.

       Default. If I fail to make any payment required by this Note within 30 days after the due date, the Lender may declare that lam in default on the Mortgage and this Note. Upon default, I must immediately pay the full amount of all unpaid principal, interest, other amounts due on the Mortgage and this Note, the Lender's costs of collection and reasonable attorney fees. The Lender does not give up its right to declare a default due to any previous delay or failure to declare a default.

       Waivers. I give up my right to require that the Lender do the following:
(a) to demand payment (called "presentment"); (h) to notify me of nonpayment (called "notice of dishonor"); and,(c) to obtain an official certified statement showing nonpayment (called a "protest").

       Each Person Liable. The Lender may enforce any of the provisions of this Note against any one or more of the Borrowers who sign this Note.

       No Oral Changes. This Note can only be changed by an agreement in writing signed by both the Borrower(s) and the Lender.

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       Signatures. I agree to the terms of this Note. If the Borrower is a corporation, its proper corporate officers sign and its corporate seal is affixed.

Witnessed or Attested by:
                                                  OHIO KEY I, INC.

                                                  By  /s/  C. John Knorr, Jr.
                                                     -------------------------
                                                        C. John Knorr, Jr.
                                                         Its    President

                                                  OHIO KEY II, INC.

                                                  By  /s/  C. John Knorr, Jr.
                                                     -------------------------
                                                        C. John Knorr, Jr.
                                                         Its    President



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